Exhibit 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Patrick Industries, Inc. (the "Company") on Form 10K for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 that, based on their knowledge: 1) the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and 2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.




  /S/Paul E. Hassler
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  Paul E. Hassler, Chief Executive Officer




  /S/Andy L. Nemeth
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  Andy L. Nemeth, Chief Financial Officer



    March 18,              , 2005
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A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Patrick Industries, Inc. and will be retained by Patrick Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10K and shall not be considered filed as part of the Form 10K.